UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 19, 2026
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
001-01072	POTOMAC ELECTRIC POWER COMPANY	53-0127880
(a District of Columbia and Virginia corporation) 701 Ninth Street, N.W. Washington, District of Columbia 20068-0001 (202) 872-2000

001-01405	DELMARVA POWER & LIGHT COMPANY	51-0084283
(a Delaware and Virginia corporation) 500 North Wakefield Drive Newark, Delaware 19702-5440 (202) 872-2000

001-03559	ATLANTIC CITY ELECTRIC COMPANY	21-0398280
(a New Jersey corporation) 500 North Wakefield Drive Newark, Delaware 19702-5440 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On March 19, 2026, Atlantic City Electric Company (“ACE”), Delmarva Power & Light Company (“DPL”), and Potomac Electric Power Company (“Pepco”) each entered into a Bond Purchase Agreement (the “ACE Purchase Agreement,” the “DPL Purchase Agreement,” and the “Pepco Purchase Agreement,” respectively) with certain institutional investors. See Item 2.03 below for a description of the bonds issued on March 19, 2026 by ACE pursuant to the ACE Purchase Agreement, by DPL pursuant to the DPL Purchase Agreement, and by Pepco pursuant to the Pepco Purchase Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant

ACE Bonds

On March 19, 2026, ACE entered into the ACE Purchase Agreement for the offer and sale of $100 million aggregate principal amount of its First Mortgage Bonds, 4.95% Series due March 19, 2036 (the “ACE Bonds”).

The ACE Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The closing of the sale of the ACE Bonds occurred on March 19, 2026. ACE intends to apply the proceeds of the sale of the ACE Bonds to repay existing indebtedness and for general corporate purposes.

The ACE Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of January 15, 1937, from ACE to The Bank of New York Mellon (formerly Irving Trust Company), as trustee, as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2026 (the “ACE Supplemental Indenture”), establishing the terms of the ACE Bonds. A copy of the ACE Supplemental Indenture is filed herewith as Exhibit 4.2.

DPL Bonds

On March 19, 2026, DPL entered into the DPL Purchase Agreement for the offer and sale of (i) $75 million aggregate principal amount of its First Mortgage Bonds, 5.00% Series due September 16, 2036 and (ii) $75 million aggregate principal amount of its First Mortgage Bonds, 5.74% Series due March 19, 2056 (the “Initial DPL Bonds”). The form of the Initial DPL Bonds is filed herewith as Exhibit 4.3.

The Initial DPL Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The closing of the sale of the Initial DPL Bonds occurred on March 19, 2026. DPL intends to apply the proceeds of the sale of the Initial DPL Bonds to repay existing indebtedness and for general corporate purposes.

The Initial DPL Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of October 1, 1943, as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2026 (the “DPL Supplemental Indenture”), establishing the terms of the Initial DPL Bonds. A copy of the DPL Supplemental Indenture is filed herewith as Exhibit 4.4.

Pepco Bonds

On March 19, 2026, Pepco entered into the Pepco Purchase Agreement for the offer and sale of (i) $110 million aggregate principal amount of its First Mortgage Bonds, 5.00% Series due March 19, 2036 (the 2036 Pepco Bonds), (ii) $60 million aggregate principal amount of its First Mortgage Bonds, 5.30% Series due March 19, 2041 (the 2041 Pepco Bonds and, together with the 2036 Pepco Bonds, the Initial Pepco Bonds) and (iii) $130 million aggregate principal amount of its First Mortgage Bonds, 5.74% Series due June 17, 2056. The form of the Initial Pepco Bonds is filed herewith as Exhibit 4.5.

The Initial Pepco Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933. The closing of the sale of the Initial Pepco Bonds occurred on March 19, 2026. Pepco intends to apply the proceeds of the sale of the Initial Pepco Bonds to repay existing indebtedness and for general corporate purposes.

The Initial Pepco Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of July 1, 1936, from Pepco to the Mortgage Trustee, as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2026 (the “Pepco
Supplemental Indenture”), establishing the terms of the Initial Pepco Bonds. A copy of the Pepco Supplemental Indenture is filed herewith as Exhibit 4.6.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.
The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Purchase Agreement, dated March 19, 2026 among ACE and the purchasers signatory thereto
1.2	Purchase Agreement, dated March 19, 2026 among DPL and the purchasers signatory thereto
1.3	Purchase Agreement, dated March 19, 2026 among Pepco and the purchasers signatory thereto
4.1	Form of Initial ACE Bonds (included in Exhibit 4.2)
4.2	ACE Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2026
4.3	Form of Initial DPL Bonds (included in Exhibit 4.4)
4.4	DPL Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2026
4.5	Form of Initial Pepco Bonds (included in Exhibit 4.6)
4.6	Pepco Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2026
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* * * * *
This combined Current Report on Form 8-K is being furnished separately by Atlantic City Electric Company, Delmarva Power & Light Company, and Potomac Electric Power Company (Registrants). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

This Current Report contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: unfavorable legislative and/or regulatory actions; uncertainty as to outcomes and timing of regulatory approval proceedings and/or negotiated settlements thereof; environmental liabilities and remediation costs; state and federal legislation requiring use of low-emission, renewable, and/or alternate fuel sources and/or mandating implementation of energy conservation programs requiring implementation of new technologies; challenges to tax positions taken, tax law changes, and difficulty in quantifying potential tax effects of business decisions; negative outcomes in legal proceedings; physical security and cybersecurity risks; extreme weather events, natural disasters, operational accidents such as wildfires or natural, gas explosions, war, acts and threats of terrorism, public health crises, epidemics, pandemics, or other significant events; lack of sufficient capacity to meet actual or forecasted demand or disruptions at power generation facilities owned by third parties; emerging technologies that could affect or transform the energy industry; instability in capital and credit markets; a downgrade of the Registrants' credit ratings or other failure to satisfy the credit standards in the Registrants' agreements or regulatory financial requirements; significant economic downturns or increases in customer rates; impacts of climate change and weather on energy usage and maintenance and capital costs; and impairment of long-lived assets, goodwill, and other assets.

New factors emerge from time to time, and it is impossible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. For more information, see those factors discussed in the Registrants' most recent Annual Report on Form 10-K, including in Part I, ITEM 1A, any subsequent Quarterly Reports on Form 10-Q, and in other reports filed by the Registrants from time to time with the SEC.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. The Registrants undertake no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTOMAC ELECTRIC POWER COMPANY

/s/ Elizabeth Morgan Downs O'Donnell
Elizabeth Morgan Downs O'Donnell
Senior Vice President, Chief Financial Officer and Treasurer

DELMARVA POWER & LIGHT COMPANY

/s/ Elizabeth Morgan Downs O'Donnell
Elizabeth Morgan Downs O'Donnell
Senior Vice President, Chief Financial Officer and Treasurer

ATLANTIC CITY ELECTRIC COMPANY

/s/ Elizabeth Morgan Downs O'Donnell
Elizabeth Morgan Downs O'Donnell
Senior Vice President, Chief Financial Officer and Treasurer
March 19, 2026

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated March 26, 2025 among ACE and the purchasers signatory thereto
1.2	Purchase Agreement, dated March 26, 2025 among DPL and the purchasers signatory thereto
1.3	Purchase Agreement, dated March 26, 2025 among Pepco and the purchasers signatory thereto
4.1	Form of Initial ACE Bonds (included in Exhibit 4.2)
4.2	ACE Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2026
4.3	Form of Initial DPL Bonds (included in Exhibit 4.4)
4.4	DPL Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2026
4.5	Form of Initial Pepco Bonds (included in Exhibit 4.6)
4.6	Pepco Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2026
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)